UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2011

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 31, 2011, Hillenbrand, Inc. (“Hillenbrand”) completed its acquisition of the outstanding membership interests in Rotex Global, LLC (“Rotex”), pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) dated August 4, 2011, among Hillenbrand, Rotex, and Rotex Holdings, LLC, the parent company of Rotex (“Seller”).  Pursuant to the terms of the Purchase Agreement, Hillenbrand acquired from Seller all of the outstanding membership interests in Rotex for a purchase price of $240 million in cash, subject to certain post-closing adjustments.

Additional information and details regarding Hillenbrand’s acquisition of Rotex were previously disclosed in Item 1.01 of Hillenbrand’s Current Report on Form 8-K filed on August 5, 2011, and are incorporated herein by reference.  The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On September 1, 2011, Hillenbrand issued a press release announcing that it had completed the acquisition of Rotex.  A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)  Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be furnished by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)   Exhibits.

Exhibit Number	Description

2.1	Securities Purchase Agreement, dated as of August 4, 2011, by and among Hillenbrand, Inc., Rotex Global, LLC, and Rotex Holdings, LLC

99.1	Press Release, dated September 1, 2011, of Hillenbrand, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.
DATE: September 1, 2011

	BY:	/S/ Cynthia L. Lucchese
Cynthia L. Lucchese
Senior Vice President and
Chief Financial Officer

DATE: September 1, 2011

	BY:	/S/ John R. Zerkle
John R. Zerkle
Senior Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Securities Purchase Agreement, dated as of August 4, 2011, by and among Hillenbrand, Inc., Rotex Global, LLC, and Rotex Holdings, LLC

99.1	Press Release, dated September 1, 2011, of Hillenbrand, Inc.